PROPERTY AND EQUIPMENT, NET (Tables)	12 Months Ended
Dec. 31, 2017
PROPERTY AND EQUIPMENT, NET
Schedule of property and equipment, net

	As of December 31,
	2016	2017
Cost:
Buildings	255,646	247,406
Leasehold improvements	5,563,815	6,452,472
Furniture, fixtures and equipment	925,174	1,033,941
Motor vehicles	820	820

	6,745,455	7,734,639
Less: Accumulated depreciation	(3,196,496)	(3,706,856)

	3,548,959	4,027,783
Construction in progress	161,509	495,095

Property and equipment, net	3,710,468	4,522,878